ITEM 12 (B).  EXHIBITS.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

          Intermediate-Term Bond Fund          Science & Technology Fund
          First Start Growth Fund              Income Stock Fund
          Short-Term Bond Fund                 Growth & Income Fund
          Aggressive Growth Fund               Income Fund
          Growth Fund                          Money Market Fund
          Capital Growth Fund                  Value Fund
          High-Yield Opportunities Fund        Small Cap Stock Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2008, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  09-26-2008                                  /S/ CHRISTOPHER W. CLAUS
       ----------                                  -------------------------
                                                     Christopher W. Claus
                                                     President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

        Intermediate-Term Bond Fund          Science & Technology Fund
        First Start Growth Fund              Income Stock Fund
        Short-Term Bond Fund                 Growth & Income Fund
        Aggressive Growth Fund               Income Fund
        Growth Fund                          Money Market Fund
        Capital Growth Fund                  Value Fund
        High-Yield Opportunities Fund        Small Cap Stock Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2008, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  09-26-2008                                      /S/ ROBERTO GALINDO, JR.
       -----------                                     ------------------------
                                                         Roberto Galindo, Jr.
                                                         Treasurer